AGREEMENT
                    BETWEEN PILGRIM'S PRIDE CORPORATION
                        AND PILGRIM INTERESTS, LTD.


     AGREEMENT MADE effective as of June 11, 1999, by and between PILGRIM INTERESTS, LTD., a Texas limited partnership (the "Partnership") and PILGRIM'S PRIDE CORPORATION, a Delaware corporation with its principal offices at 110 South Texas Street, Pittsburg, Texas (herein called the "Company").

                           PRELIMINARY STATEMENT

     In order to meet its continuing business needs, the Company will incur certain indebtedness after the date of this Agreement and has incurred certain indebtedness prior to the date of this Agreement by reason of credit extended to it by certain creditors who will require or have required the Partnership to guarantee such indebtedness as a condition to extending such credit ("Guaranteed Indebtedness").

     As a condition to the Partnership's being contingently liable as a Guarantor on any Guaranteed Indebtedness, the Partnership requires that the Company shall pay the Partnership a reasonable fee for such guaranty undertaking.

                                 AGREEMENT

     In consideration of the premises and the mutual covenants contained herein it is understood and agreed to by the parties hereto as follows:

1.   GUARANTY OF GUARANTEED INDEBTEDNESS.

     1.01. GUARANTY. In reliance upon the representations and warranties herein and subject to the terms and conditions hereof, during the term of this Agreement the Partnership shall, when required by the Company, guarantee any Eligible Indebtedness to be incurred by the Company in form and substance satisfactory to the related creditor ("Guaranty"). Any Eligible Indebtedness so guaranteed is herein referred to as "Guaranteed Indebtedness."

     1.02. ELIGIBLE INDEBTEDNESS. The term "Eligible Indebtedness" shall mean (i) any indebtedness to be incurred by the Company after the date of this Agreement and required by its business needs by reason of credit to be extended to the Company by a creditor who shall require the Partnership to guarantee such indebtedness as a condition to extending such credit to the Company; and (ii) any Indebtedness incurred by the Company prior to the date of this Agreement and guaranteed by the Partnership pursuant to the terms therein. For purposes of this Agreement a resolution by the Board of Directors that such indebtedness is required by the business needs of the Company is and shall be binding and conclusive upon all parties to this Agreement.

     1.03. CONDITION PRECEDENT TO ISSUANCE OF GUARANTY. The Partnership shall not be required to issue a Guaranty after the date of this Agreement until it has been furnished a certificate of the Secretary of the Company certifying (i) the Eligible Indebtedness (including the maximum amount of indebtedness, the name of the creditor and the terms and conditions thereof) to be so guaranteed; (ii) a resolution of the Board of Directors of the Company authorizing the Company to incur the Eligible Indebtedness; and (iii) the principal amount of all Guaranteed Indebtedness then outstanding. Notwithstanding the previous sentence, any Guaranty of Eligible Indebtedness prior to the date of this Agreement guaranteed by the Partnership shall not require satisfaction of the condition precedent contained in this Section 1.03.

2.   GUARANTY FEE.

     2.01. GENERAL. So long as a Guaranty shall be outstanding the Company shall pay a fee to the Partnership for the undertaking herein by the Partnership under a Guaranty issued on or after the date of this Agreement and any Guaranty issued prior to the date of this Agreement by the Partnership, computed and subject to limitations as provided herein ("Fee").

     2.02. DETERMINATION AND PAYMENT OF FEES. The total Fees which shall accrue with respect to any calendar quarter shall be an amount equal to 1/4{th} of a percent multiplied by the average daily balance of the principal amount of Guaranteed Indebtedness outstanding during such calendar quarter. All Fees shall be paid quarterly within 45 days after the end of each calendar quarter.

3.   REPRESENTATIONS AND WARRANTIES.

     3.01.   REPRESENTATIONS   AND  WARRANTIES  OF  COMPANY.   The  Company
represents and warrants to the Partnership that:

          (a) GUARANTIES REQUIRED BY CREDITORS. Certain creditors or proposed creditors of the Company (including certain lessors) have advised the Company that they will not extend credit to the Company after the date of this Agreement without the Guaranty of the Partnership.

          (b) CREDIT REQUIRED BY THE BUSINESS NEEDS OF COMPANY. All Guaranteed Indebtedness will be required by the business needs of the Company.

     3.02 REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP. The Partnership represents and warrants to the Company that the Partnership now owns of record or beneficially such number of shares, $.01 par value, of Class A common stock and Class B common stock of the Company as is set forth with the signature subscribed at the end of this Agreement.

     3.03. REPRESENTATIONS OF PARTIES AS TO REASONABLENESS OF FEES. Each party hereto represents that the amount of Fees to be paid to the Partnership as provided herein is reasonable under the circumstances.

4.   MISCELLANEOUS.

     4.01. PRIOR AGREEMENT. This Agreement shall supersede any obligation to issue a Guaranty in the future as shall have been required by any such prior agreement, if any.

     4.02. NOTICES. All communications and notices hereunder shall be in writing and shall be mailed or delivered to the Partnership at its address as it appears herein below in this Agreement or to the Company at its mailing address, P.O. Box 93, Pittsburg, Texas 75686 or delivered to its principal office, 110 South Texas Street, Pittsburg, Texas. The Company or the Partnership may change its respective address where all communications and notices may be sent hereunder by addressing notice of such change in the manner above provided.

     4.03. EXPENSES. Inasmuch as this Agreement is for the primary benefit of the Company, the Company shall pay all counsel fees and other expenses incurred in connection with the preparation and execution of this Agreement.

     4.04. SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations, warranties and covenants made by the Partnership or the Company herein or in any certificate or other instrument delivered by and pursuant hereto or in connection herewith, shall be deemed to have been relied upon by all parties hereto, and shall survive throughout the term of this Agreement and for two years thereafter regardless of any investigation made by or on behalf of any party hereto.

     4.05.  CONTROLLING  LAW.   The  validity of this  Agreement  shall  be
governed by the laws of the State of Texas, and this Agreement shall be construed and in force in accordance with the laws of the State of Texas.

     4.06. BENEFIT. This Agreement shall be binding upon and inure to the benefit of (i) any successor of the Company by statutory merger or consolidation; and (ii) any successor or assign of the Partnership.

     4.07.  PERFORMANCE.   Time  is of the essence in this Agreement.   All
obligations of any party are performable in Camp County, Texas.

     4.08. ENTIRE AGREEMENT. This instrument contains the entire Agreement between the parties hereto with the respect to the transactions contemplated herein. No modification, alteration or amendment to this Agreement nor any waiver of any provision hereof shall be valid or effective unless in writing and executed by all parties hereto.

     4.09. SEVERABILITY. If any part of this Agreement is judicially held to be invalid, unenforceable or void, such holding shall not have the effect of invalidating or voiding the remainder of this Agreement not so declared, or any part thereof, the parties hereby agreeing that the part or parts so held to be invalid, unenforceable or void shall be deemed to have been stricken here from with the same force and effect as if such part or parts had never been included herein.

     4.10. TERMINATION OF AGREEMENT.

          (a) GENERAL. Unless sooner terminated by the consent of all the parties hereto this Agreement shall terminate upon the earlier of:

               (1) EXPIRATION OF TIME. Expiration of 10 years after the date of this Agreement.

               (2) NOTICE OF THE PARTNERSHIP. Expiration of 30 days after the Partnership shall have given written notice to the Company to such effect on or after the date of execution of this Agreement.

          (b)   EFFECT  OF  TERMINATION.   Upon  the  termination  of  this
     Agreement the obligations of all parties hereto shall then be discharged in full except that all Guaranties then outstanding shall remain in full force according to their respective terms and conditions, and the Company shall pay the Fees to the Partnership with respect to Guaranteed Indebtedness outstanding after termination as provided in Article 2.

     This Agreement is signed and delivered on the date and year first above set forth in multiple counterparts each of which shall be an original.

                                *    *    *

                              PILGRIM'S PRIDE CORPORATION

                                    /s/
                                   David Van Hoose
                           By:
                              David Van Hoose
                              Chief Executive Officer



                              PILGRIM INTERESTS, LTD., a Texas limited
                              partnership
                              P.O. Box 93
                              Pittsburg, TX 75686
                              Shares  of  Class  A  Common  Stock  Directly
                              Owned:
                              7,197,692

                              Shares  of  Class  B  Common  Stock  Directly
                              Owned:
                              14,395,385

                                     /s/ Lonnie A. Pilgrim

                              By:  ____________________________
                                   Lonnie  A.  Pilgrim,  as trustee of  the
                                       Lonnie  A.  Pilgrim  1998  Revocable
                                       Trust
                                   General Partner

                                     /s/ Lonnie Ken Pilgrim
                              By:  ____________________________
                                   Lonnie Ken Pilgrim
                                   General Partner